               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549



                            FORM 8-K

                         CURRENT REPORT



             Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934



               Date of Report: September 18, 1998
               (Date of earliest event reported)



                   COCA-COLA ENTERPRISES INC.
     (Exact name of Registrant as specified in its charter)


   Delaware               1-9300                 58-0503352
  (State of         (Commission File No.)      (IRS Employer
incorporation)                               Identification No.)


        2500 Windy Ridge Parkway, Atlanta, Georgia 30339
  (Address of principal executive offices, including zip code)



                         (770) 989-3000
      (Registrant's telephone number, including area code)















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          Item 7.  Financial Statements and Exhibits.

          (c)  Exhibits

         1.01  Terms  Agreement  dated as of September  18,  1998
               relating  to  the  offer and  sale  of  the  6.75%
               Debentures Due 2028 (the "Debentures").

         4.01  Form of the Debenture.

















































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                           SIGNATURES


          Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              COCA-COLA ENTERPRISES INC.
                                      (Registrant)

                                    S/ LOWRY F. KLINE
                              By:-------------------------------
                              Name:   Lowry F. Kline
                              Title:  Executive Vice President
                                      and General Counsel

Date: October 1, 1998







































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                         EXHIBIT INDEX


Exhibit No.                                             Page


1.01      Terms Agreement dated as of                     5
          September 18, 1998 relating to the
          offer and sale of the 6.75% Debentures
          Due 2028 (the "Debentures").


4.01      Form of the Debenture.













































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